Exhibit 10.3
Supplemental Agreement No. 5
to
Purchase Agreement No. 3157
between
The Boeing Company
And
Federal Express Corporation
Relating to Boeing Model 777-FREIGHTER Aircraft
THIS SUPPLEMENTAL AGREEMENT, entered into as of the 11th day of January, 2010, by and between THE BOEING COMPANY (Boeing) and FEDERAL EXPRESS CORPORATION (Customer);
W I T N E S S E T H:
WHEREAS, the parties entered into that certain Purchase Agreement No. 3157, dated November 7, 2006 (Purchase Agreement), relating to the purchase and sale of certain Boeing Model 777-FREIGHTER Aircraft (the Aircraft); and
WHEREAS, Customer desires to re-schedule the delivery of two (2) Aircraft (Rescheduled Aircraft) as follows;

Serial	Current Delivery	Revised Delivery
Number	Month per SA # 4	Month
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]
NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to supplement the Purchase Agreement as follows:

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Supplemental Agreement 5 to
Purchase Agreement No. 3157
All terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meaning as in the Purchase Agreement.
1.	Remove and replace, in its entirety, the “Table of Contents” with the revised Table of Contents attached hereto to reflect the changes made by this Supplemental Agreement No. 5.

2.	Remove and replace, in its entirety, Table 1 to the Purchase Agreement with the revised Table 1 attached hereto to reflect changes relating to the Rescheduled Aircraft.

3.	Boeing and Customer agree that all advance payments for the Rescheduled Aircraft will [ * ].

4.	Boeing and Customer further agree that the final delivery payment for the Rescheduled Aircraft will [ * ].
EXECUTED as of the day and year first above written.

THE BOEING COMPANY		FEDERAL EXPRESS CORPORATION

By:	/s/ Richard R. Ochs	By:	/s/ Phillip C. Blum

	Its: Attorney-In-Fact		Its: Vice President — Aircraft Acquisitions/SAO

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

S5 - 2

TABLE OF CONTENTS

SA
NUMBER
ARTICLES

1. Quantity, Model and Description

2. Delivery Schedule

3. Price

4. Payment

5. Miscellaneous

TABLE

1. Aircraft Information Table	5

1B. Block B Aircraft Information Table	4

EXHIBIT

A. Aircraft Configuration	4

A1. Aircraft Configuration (Block B Aircraft)	4

B. Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

AE1. Escalation Adjustment/Airframe and Optional Features

CS1. Customer Support Variables

EE1. Engine Escalation/Engine Warranty and Patent Indemnity

SLP1. Service Life Policy Components

Supplemental Agreement 5 to
Purchase Agreement No. 3157

		SA
		NUMBER
LETTER AGREEMENT

3157-01	777 Spare Parts Initial Provisioning

3157-02	Demonstration Flight Waiver

6-1162-RCN-1785	[ * ]

6-1162-RCN-1789	Option Aircraft Attachment to Letter 6-1162-RCN-1789	Exercised in SA # 4

6-1162-RCN-1790	Special Matters

6-1162-RCN-1791	Performance Guarantees	4

6-1162-RCN-1792	Liquidated Damages Non-Excusable Delay

6-1162-RCN-1793	Open Configuration Matters

6-1162-RCN-1795	AGTA Amended Articles

6-1162-RCN-1796	777 First-Look Inspection Program

6-1162-RCN-1797	Licensing and Customer Supplemental Type Certificates

6-1162-RCN-1798	777 Boeing Converted Freighter	Deleted in SA # 4

6-1162-RCN-1798 R1	777 Boeing Converted Freighter	4

6-1162-RCN-1799	[ * ]

6-1162-RRO-1062	Option Aircraft	4

6-1162-RRO-1065	Performance Guarantees for Block B Aircraft	4

6-1162-RRO-1066	Special Matters for Block B Aircraft	4

6-1162-RRO-1067	Special Matters for Option Aircraft detailed in Letter Agreement 6-1162-RRO-1062	4

6-1162-RRO-1068	Special Provision — Block B Aircraft	4

S5 - 2

Supplemental Agreement 5 to
Purchase Agreement No. 3157

SUPPLEMENTAL AGREEMENTS	DATED AS OF:

Supplemental Agreement No. 1	May 12, 2008

Supplemental Agreement No. 2	July 14, 2008

Supplemental Agreement No. 3	December 15, 2008

Supplemental Agreement No. 4	January 9, 2009

Supplemental Agreement No. 5	January 11, 2010

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

S5 - 3

Table 1 to
Purchase Agreement No. 3157
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	777-Freighter	766000 pounds	Detail Specification: D019W007FED7F-1, Rev NEW
Engine Model/Thrust:	GE90-110B1L	110100 pounds	Airframe Price Base Year/Escalation Formula:	Jul-06	ECI-MFG/CPI
Airframe Price:		[ * ]	Engine Price Base Year/Escalation Formula:	N/A	N/A
Optional Features:		[ * ]

Sub-Total of Airframe and Features:		[ * ]	Airframe Escalation Data:
Engine Price (Per Aircraft):		$0	Base Year Index (ECI):	180.3
Aircraft Basic Price (Excluding BFE/SPE):		[ * ]	Base Year Index (CPI):	195.4

Buyer Furnished Equipment (BFE) Estimate:		[ * ]
Seller Purchased Equipment (SPE) Estimate:		$0

Refundable Deposit/Aircraft at Proposal Accept:		[ * ]

				Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
		Escalation	Escalation Estimate	Balance
Delivery	Number of	Factor	Adv Payment Base	At Signing	24 Mos.	21/18/15/12/9/6 Mos.	Total
Date	Aircraft	(Airframe)	Price Per A/P	1%	4%	5%	35%
Aircraft
[ * ]	1	1.0816	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	1	1.0832	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	1	1.0858	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	1	1.0963	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	1	1.1087	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	1	1.1112	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	2	1.1128	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	1	1.1325	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	1	1.1415	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	2	1.1501	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	1	1.1612	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	1	1.1869	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	1	1.1957	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]

Note:	Boeing and Customer acknowledge that letter 6-1162-RRO-1069 “Delivery Notice and Excusable Delay for Aircraft with Delivery Dates of [ * ] has been sent to Customer.

Per SA # 5, [ * ]. Per SA # 5, [ * ].

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

FED		Supplemental Agreement No. 5
50269-1F.TXT	Boeing Proprietary	Page 1